Financial Risk Management and Fair Values of Financial Instruments	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Financial Risk Management and Fair Values of Financial Instruments
3.	FINANCIAL RISK MANAGEMENT AND FAIR VALUES OF FINANCIAL INSTRUMENTS

3.1	Financial risk factors

The Group’s operating activities expose it to a variety of financial risks: market risk (including foreign currency risk, price risk, cash flow and fair value interest rate risk), credit risk and liquidity risk. The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Group’s financial performance.

Financial risk management is carried out by the Group’s fund management center at its headquarters, following the overall direction determined by the Executive Directors of the Company. The Group’s fund management center at its headquarters identifies and evaluates financial risks in close co-operation with the Group’s operating units.

(a)	Market risk

(i)	Foreign exchange risk

The Group’s major operational activities are carried out in Mainland China and a majority of the transactions are denominated in RMB. The Group is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to US dollars, HK dollars and Euro. Exchange risk mainly exists with respect to the repayment of indebtedness to foreign lenders and payables to equipment suppliers and contractors.

The Group’s fund management center at its headquarters is responsible for monitoring the amount of monetary assets and liabilities denominated in foreign currencies. From time to time, the Group may consider entering into forward exchange contracts or currency swap contracts to mitigate the foreign exchange risk. During the years of 2016, 2017 and 2018, the Group had not entered into any forward exchange contracts or currency swap contracts.

The following table details the Group’s exposure at the end of the reporting period to currency risk arising from recognized assets or liabilities denominated in a currency other than the functional currency of the entity to which they relate and have been translated to RMB at the applicable rates quoted by the People’s Bank of China (“PBOC”) as of December 31, 2017 and 2018.

	2017			2018
	Original currency millions	Exchange rate	RMB equivalent millions	Original currency millions	Exchange rate	RMB equivalent millions
Cash and cash equivalents:
- denominated in HK dollars	508	0.84	425	66	0.88	58
- denominated in US dollars	150	6.53	980	114	6.86	783
- denominated in Euro	12	7.80	95	16	7.85	123
- denominated in Japanese Yen	17	0.06	1	17	0.06	1
- denominated in SGD	—	4.88	1	—	5.01	—
- denominated in GBP	1	8.78	10	—	8.68	1
- denominated in CHF	—	6.68	—	—	6.95	1

Sub-total			1,512			967

Accounts receivable:
- denominated in HK dollars	—	0.84	—	1	0.88	1
- denominated in US dollars	229	6.53	1,496	233	6.86	1,599
- denominated in Euro	2	7.80	16	1	7.85	8

Sub-total			1,512			1,608

Financial assets at fair value through other comprehensive income:
- denominated in Euro	522	7.80	4,070	471	7.85	3,698

Total			7,094			6,273

Borrowings:
- denominated in US dollars	43	6.53	278	37	6.86	252
- denominated in Euro	9	7.80	72	8	7.85	62
- denominated in HK dollars	520	0.84	435	2	0.88	2

Sub-total			785			316

Accounts payable:
- denominated in US dollars	58	6.53	379	73	6.86	501
- denominated in Euro	2	7.80	16	1	7.85	8

Sub-total			395			509

Total			1,180			825

The Group did not have and does not believe it will have any difficulties in exchanging its foreign currency cash into RMB at the exchange rates quoted by the People’s Bank of China.

As of December 31, 2018, if the RMB had strengthened/weakened by 10% against foreign currencies, primarily with respect to US dollars, HK dollars, Euro, Japanese Yen, SGD, CHF and GBP, while all other variables are held constant, the effect on income after tax would be approximately RMB131 million (2016: approximately RMB216 million; 2017: approximately RMB138 million) for cash and cash equivalents, borrowings and obligations under finance lease included in other obligations denominated in foreign currencies, and the effect on other comprehensive income would be approximately RMB370 million (2016: approximately RMB414 million ; 2017: approximately RMB407 million) for financial assets denominated in foreign currency, which were recorded in fair value through other comprehensive income.

(ii)	Price risk

The Group is exposed to equity securities price risk because investments held by the Group are classified in the consolidated statements of financial position as financial assets at fair value through other comprehensive income.

The financial assets at fair value through other comprehensive income comprise primarily equity securities of Telefónica S.A. (“Telefónica”). As of December 31, 2018, if the share price of Telefónica had increased/decreased by 10%, while the exchange rate of RMB against Euro is held constant, the effect on other comprehensive income would be approximately RMB370 million (2016: approximately RMB414 million; 2017: approximately RMB407 million).

(iii)	Cash flow and fair value interest rate risk

The Group’s interest-bearing assets are mainly represented by bank deposits. Management does not expect the changes in market deposit interest rates will have significant impact on the financial statements as the deposits are all short-term in nature and the interest involved will not be significant.

The Group’s interest rate risk mainly arises from interest-bearing borrowings including bank loans, commercial papers, promissory notes, corporate bonds and related parties loans. Borrowings issued at floating rates expose the Group to cash flow interest rate risk. Borrowings issued at fixed rates expose the Group to fair value interest rate risk upon renewal. The Group determines the amount of its fixed rate or floating rate borrowings depending on the prevailing market conditions. During the years of 2017 and 2018, the Group’s borrowings were mainly at fixed rates and were mainly denominated in RMB.

Increases in interest rates will increase the cost of new borrowing and the interest expense with respect to the Group’s outstanding floating rate borrowings, and therefore could have a material adverse effect on the Group’s financial position. Management continuously monitors the interest rate position of the Group and makes decisions with reference to the latest market conditions. From time to time, the Group may enter into interest rate swap agreements to mitigate its exposure to interest rate risks in connection with the floating rate borrowings, although the Group did not consider it was necessary to do so in the years of 2017 and 2018.

As of December 31, 2018, the Group had approximately RMB19,784 million (2017: approximately RMB35,607 million) of floating rate borrowings and short-term fixed rate borrowings and approximately RMB24,889 million (2017: approximately RMB40,516 million) of long-term fixed rate borrowings.

For the year ended December 31, 2018, if interest rates on the floating rate borrowings and short-term fixed rate borrowings had increased/decreased 50 basic points while all other variables are held constant, the effect on income after tax is approximately RMB74 million (2016: approximately RMB433 million; 2017: approximately RMB134 million).

(b)	Credit risk

Credit risk refers to the risk that a counterparty will default on its contractual obligations resulting in a financial loss to the Group Credit risk is managed on a group basis. Credit risk arises from cash and cash equivalents and short-term bank deposits with banks, as well as credit exposures to major corporate customers, individual subscribers and general corporate customers, related parties and other operators.

To limit exposure to credit risk relating to cash and cash equivalents and short-term bank deposits, the Group primarily places cash and cash equivalents and short-term bank deposits only with large state-owned financial institutions in the PRC and other banks with acceptable credit ratings. Therefore, the Group expects that there is no significant credit risk and does not expect that there will be any significant losses from non-performance by these counterparties.

In addition, the Group has no significant concentrations of credit risk with respect to individual subscribers and corporate customers. The Group has policies to limit the credit exposure on receivables for services and the sales of mobile handsets. The Group assesses the credit quality of and sets credit limits on all its customers by taking into account their financial position, the availability of guarantee from third parties, their credit history and other factors such as current market conditions. The normal credit period granted by the Group to individual subscribers and general corporate customers is 30 days from the date of billing unless they meet certain specified credit assessment criteria. For major corporate customers, the credit period granted by the Group is based on the service contract terms, normally not exceeding 1 year. The utilization of credit limits and the settlement pattern of the customers are regularly monitored by the Group. In respect of other receivables, individual credit evaluations are performed on all counterparties requiring credit over a certain amount. These evaluations focus on the counterparties’ past history of making payments when due and current ability to pay, and take into account information specific to the counterparties as well as the economic environment in which the counterparties operates.

Credit risk relating to amounts due from related parties and other operators is not considered to be significant as these companies are reputable and their receivables are settled on a regular basis.

(c)	Liquidity risk

Prudent liquidity risk management includes maintaining sufficient cash and availability of funds including the raising of bank loans and issuance of commercial papers, promissory notes and corporate bonds. Due to the dynamic nature of the underlying business, the Group’s fund management center at its headquarters maintains flexibility in funding through having adequate amount of cash and cash equivalents and utilizing different sources of financing when necessary.

The following tables show the undiscounted balances of the financial liabilities (including interest expense) categorized by time from the end of the period under review to the contractual maturity date:

	Less than 1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 years	Carrying amounts
At December 31, 2017
Long-term bank loans	412	444	1,329	2,567	3,883
Corporate bonds	544	17,282	1,049	—	17,981
Promissory notes	18,440	—	—	—	17,960
Other obligations	3,006	293	48	47	3,419
Accounts payable and accrued liabilities	125,260	—	—	—	125,260
Amounts due to related parties	8,138	—	—	—	8,126
Amounts due to ultimate holding company	2,184	—	—	—	2,176
Amounts due to domestic carriers	2,538	—	—	—	2,538
Commercial papers	9,127	—	—	—	8,991
Short-term bank loans	22,945	—	—	—	22,500

	192,594	18,019	2,426	2,614	212,834

At December 31, 2018
Long-term bank loans	452	439	1,334	2,150	3,614
Corporate bonds	17,282	34	1,015	—	17,993
Other obligations	2,853	32	48	49	3,034
Accounts payable and accrued liabilities	122,458	—	—	—	122,458
Amounts due to related parties	8,977	132	3,436	—	11,885
Amounts due to ultimate holding company	1,214	—	—	—	1,214
Amounts due to domestic carriers	2,144	—	—	—	2,144
Short-term bank loans	15,449	—	—	—	15,085

	170,829	637	5,833	2,199	177,427

Regarding the Group’s use of the going concern basis for the preparation of its financial statements, please refer to Note 2.2(a) for details.

3.2	Capital risk management

The Group’s objectives when managing capital are:

•	To safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders.

•	To support the Group’s stability and growth.

•	To provide capital for the purpose of strengthening the Group’s risk management capability.

In order to maintain or adjust the capital structure, the Group reviews and manages its capital structure actively and regularly to ensure optimal capital structure and shareholder returns, taking into account the future capital requirements of the Group and capital efficiency, prevailing and projected profitability, projected operating cash flows, projected capital expenditures and projected strategic investment opportunities.

The Group monitors capital on the basis of the debt-to-capitalization ratio. This ratio is calculated as interest-bearing debts over interest-bearing debts plus total equity. Interest-bearing debts represent commercial papers, short-term bank loans, long-term bank loans, promissory notes, corporate bonds, obligations under finance lease, and certain amounts due to ultimate holding company and related parties, as shown in the consolidated statements of financial position. The interest-bearing debts do not include balance of deposits received by Finance Company from Unicom Group and its subsidiaries and a joint venture of RMB4,621 million and RMB30 million, respectively, as of December 31, 2018 (2017: RMB2,285 million and RMB12 million, respectively ).

The Group’s debt-to-capitalization ratios are as follows:

	2017	2018
Interest-bearing debts:
- Commercial papers	8,991	—
- Short-term bank loans	22,500	15,085
- Long-term bank loans	3,473	3,173
- Corporate bonds	17,981	999
- Obligations under finance lease included in other obligations	231	6
- Amounts due to ultimate holding company	1,344	—
- Amounts due to related parties	475	3,090
- Current portion of long-term bank loans	410	441
- Current portion of promissory notes	17,960	—
- Current portion of corporate bonds	—	16,994
- Current portion of obligations under finance lease	461	234

	73,826	40,022

Total equity:	304,347	314,286

Interest-bearing debts plus total equity	378,173	354,308

Debt-to-capitalization ratio	19.5%	11.3%

The decrease in debt-to-capitalization ratio during the year of 2018 resulted primarily from the decrease in interest-bearing debts and the increase in total equity.

3.3	Fair value estimation

Financial assets of the Group mainly include cash and cash equivalents, short-term bank deposits and restricted deposits, financial assets at fair value through other comprehensive income, financial assets at fair value through profit and loss, accounts receivable, receivables for the sales of mobile handsets, amounts due from ultimate holding company, related parties and domestic carriers. Financial liabilities of the Group mainly include accounts payable and accrued liabilities, short-term bank loans, commercial papers, corporate bonds, promissory notes, long-term bank loans, other obligations and amounts due to ultimate holding company, related parties and domestic carriers.

(a)	Financial assets and liabilities measured at fair value

The table below analyzes financial instruments carried at fair value, by valuation method. The different levels have been defined as follows:

•	Level 1 valuation: unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date

•	Level 2 valuation: observable inputs which fail to meet Level 1, and not using significant unobservable inputs. Unobservable inputs for which market data are not available

•	Level 3 valuation: fair value measured using significant unobservable inputs

The following table presents the Group’s assets that are measured at fair value at December 31, 2017:

	Level 1	Level 2	Level 3	Total
Recurring fair value measurement:
Financial assets at fair value through other comprehensive income
- Equity securities
-Listed	4,228	—	—	4,228
-Unlisted	—	—	58	58

	4,228	—	58	4,286

Financial assets at fair value through profit and loss
- Equity securities
-Unlisted	—	—	63	63
-Wealth management products	—	97	—	97

Total	4,228	97	121	4,446

The following table presents the Group’s assets that are measured at fair value at December 31, 2018:

	Level 1	Level 2	Level 3	Total
Recurring fair value measurement:
Financial assets at fair value through other comprehensive income
- Equity securities
-Listed	3,845	—	—	3,845
-Unlisted	—	—	58	58

	3,845	—	58	3,903

Financial assets at fair value through profit and loss
- Equity securities
-Unlisted	—	—	200	200
-Wealth management products	—	570	—	570

Total	3,845	570	258	4,673

The fair value of financial instruments traded in active markets is based on quoted market prices at the statements of financial position date. A market is regarded as active if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service, or regulatory agency, and those prices represent actual and regularly occurring market transactions on an arm’s length basis. The quoted market price used for financial assets held by the Group is the current bid price. These instruments are included in level 1 and comprise primarily equity securities of Telefónica which are classified as financial assets at fair value through other comprehensive income.

During the years ended December 31, 2017 and 2018, there were no transfer between Level 1 and Level 2, or transfer into or out of Level 3. The Group’s policy is to recognize transfers between levels of fair value hierarchy as of the end of the reporting period in which they occur.

(b)	Fair value of financial assets and liabilities carried at other than fair value

The carrying amounts of the Group’s financial instruments carried at amortized cost are not materially different from their fair values as of December 31, 2017 and 2018. Their carrying amounts, fair values and the level of fair values hierarchy are disclosed below:

	Carrying amount as of December 31, 2017	Fair value as of December 31, 2017	Carrying amount as of December 31, 2018	Fair value as of December 31, 2018	Fair value measurement as of December 31, 2018 categorized into
					Level 1	Level 2	Level 3
Non-current portion of long-term bank loans	3,473	3,187	3,173	3,098	—	3,098	—
Non-current portion of corporate bonds	17,981	17,712	999	1,014	1,014	—	—

The fair value of the non-current portion of long-term bank loans is based on the expected cash flows of principal and interests payment discounted at market rates ranging from 0.79% to 4.48% (2017: 1.18% to 5.51%) per annum.

Besides, the carrying amounts of the Group’s other financial assets and liabilities carried at amortized cost approximated their fair values as of December 31, 2017 and 2018 due to the nature or short maturity of those instruments.